Exhibit 99.4

Report of Independent Accountants on Applying

Agreed-Upon Procedures

SOF-XII SFR Holdings, L.P.

591 West Putnam Avenue

Greenwich, CT 06830

Ladies and Gentlemen:

We (“us” or “PwC”) have performed the procedures enumerated below, which were agreed to by SOF-XII SFR Holdings, L.P. (the “Company”, as the engaging party), Citigroup Global Markets Inc., and Nomura Securities International, Inc., who are collectively referred to herein as the “Specified Parties”, solely to assist you in performing certain procedures relating to the accuracy of certain attributes of the collateral assets (the “Units and Properties”) in the Data Tapes (as defined below) with respect to the STAR 2026-SFR7 securitization (the “Transaction”). The Company (the “Responsible Party”) is responsible for the accuracy of the attributes of the Units and Properties in the Data Tapes.

In an agreed-upon procedures engagement, we perform specific procedures that the Specified Parties have agreed to and acknowledged to be appropriate for the intended purpose of the engagement and we report on findings based on the procedures performed. The procedures performed may not address all the items of interest to a user of this report and may not meet the needs of all users of this report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose.

Procedures and Findings

In connection with the Transaction, for Procedure 1, the Specified Parties agreed on a sample size of 421 Units (representing 421 Properties) (the “Sample”), which the Specified Parties instructed us to randomly select from the pool of 1,616 Units (representing 1,609 Properties) in the Initial Data Tape (as defined below), identified by the Company as being the Units and Properties that will collateralize the Transaction. We make no representations as to the adequacy of the sample size, nor do we draw any conclusions about the entirety of the Data Tapes based on the sample size and results of the procedures performed.

In connection with the Transaction, for Procedure 4, the Specified Parties instructed that the procedures be performed on the entire pool of Units and Properties in the Final Data Tape, identified by the Company as being the Units and Properties that will collateralize the Transaction.

This agreed-upon procedures engagement was not conducted for the purpose of satisfying any criteria for due diligence published by a nationally recognized statistical rating organization.

In addition, PwC should not be regarded as having in any way warranted or given any assurance as to the following items:

www.pwc.com/us	PricewaterhouseCoopers LLP 300 Madison Avenue New York, New York 10017 (646) 471-3000

•	the completeness, accuracy, appropriateness, quality or integrity of any of the information provided by the Responsible Party, or any other party for purposes of PwC performing the procedures agreed to by the Specified Parties. The procedures performed would not necessarily reveal any material misstatement of the amounts, balances, ratios, percentages or other relationships of the information included in the data provided to us;
•	the conformity of the Units and Properties to stated underwriting standards, criteria or other requirements;
•	the existence of the Units and Properties;
•	the rights of any party including, the Specified Parties, the Responsible Party, or the Transaction have to the Units and Properties or collateral securing such assets or any obligations on the Units and Properties or collateral securing such assets;
•	the value of the Units and Properties; and
•	the compliance of the purchaser of the Units and Properties with federal, state, and local laws and regulations.

We have not performed any procedures with respect to the fair value of the securities being offered in the Transaction and PwC expresses no opinion on the fair value of these securities. PwC should not be regarded as having performed any procedures other than those detailed in this report.

With respect to any terms or requirements of the Transaction documents that do not appear in this report, we performed no procedures and, accordingly, the procedures we performed would not ensure that any requirements are satisfied. Further, we have performed only the following agreed-upon procedures and therefore make no representations regarding the adequacy of disclosures or whether any material facts have been omitted from the Transaction documents.

It should be understood that we make no representations as to:

i)	the interpretation of Transaction documents (including, but not limited to, the Loan Agreement or other offering documents) included in connection with our procedures;
ii)	your compliance with Rule 15Ga-2 of the Securities Exchange Act of 1934;
iii)	the reasonableness of any of the methodologies or assumptions provided by the Responsible Party; and
iv)	the adequacy of the sample size, as provided by the Specified Parties, nor do we draw any conclusions about the Data Tapes based on the sample size and results of the procedures performed.

These procedures should not be taken to supplant any additional inquiries or procedures that the Specified Parties would undertake in consideration of the Transaction.

For purposes of performing these agreed-upon procedures, no exceptions were reported for differences within the applicable “Tolerance Level” stated in Exhibit 1 of this report.

We make no representations regarding the methodologies or assumptions provided to us by the Company.

Except as described in this report, we performed no procedures to determine the accuracy or completeness of the information contained in the Data Files.

Capitalized terms used in this report but not separately defined herein have the meanings assigned to them in the Offering Circular for the Transaction.

Data, Information and Documents Provided

The following definitions, unless otherwise indicated, have been adopted in presenting our procedures and findings:

•	The phrase “compared” refers to the comparison of one or more Specified Attributes in the Data Tapes to Source Documents or Supplemental Data Files.

•	The phrase “recalculated” refers to a recalculation of one of more Specified Attributes using a prescribed methodology.

•	The phrase “in agreement” refers to the comparison or recalculation of one or more Specified Attributes which resulted in a match, or a difference that was within the Company provided “Tolerance Level” (if any), stated in Exhibit 1 of this report.

•	The phrase “Data Tapes” refers collectively to the Initial Data Tape and the Final Data Tape (as such terms are defined below).

•	The phrase “Property Cut-Off Date” refers to January 31, 2026.

•	The phrase “Data Room” refers to Box, used by the Company to store the Source Documents used for the purposes of our procedures.

•	The phrase “MTM” refers to Units that are occupied on a month-to-month basis.

•	The phrase “Lease Review Period” refers to information provided by the Company from February 16, 2026 to March 6, 2026.

•	The phrase “Sample Attributes” refers to the following data attributes in the Data Tapes:

1.	Lease Start Date
2.	Date of Lease Expiration
3.	Underwritten Rent (Monthly)
4.	Acquisition Type
5.	Acquisition Month, Day and Year
6.	Purchase Price

•	The phrase “Sample Lease Attributes” collectively refers to the Lease Start Date, Date of Lease Expiration, and Underwritten Rent (Monthly) Sample Attributes.

•	The phrase “Sample Purchase Attributes” collectively refers to the Acquisition Type, Acquisition Month, Day and Year, and Purchase Price Sample Attributes.

•	The phrase “Specified Attributes” refers to the Sample Attributes and the data fields listed in Exhibit 2. These Specified Attributes were selected by the Specified Parties for our procedures.

The “Data Files” refer to the following files provided to us by the Company:

•	A Microsoft Excel (“Excel”) file labeled “STAR 2026 SFR7 January Data Tape_03.06.26_v2.xlsx” containing the Specified Attributes and other data attributes as of the Property Cut-Off Date for the initial pool of Units and Properties identified by the Company as being the Units and Properties that will collateralize the Transaction (the “Initial Data Tape”);

•	An Excel file labeled “STAR 2026 SFR7 January Data Tape_03.10.26_v2.xlsx” containing the Specified Attributes and other data attributes as of the Property Cut-Off Date for the final pool of Units and Properties identified by the Company as being the Units and Properties that will collateralize the Transaction (the “Final Data Tape”);

•	An Excel file labeled “SFR7 MTM and Missing Lease Info.xlsx” containing screenshots of the resident ledgers for January 2026 from the property manager’s property management system for the Month-to-Month Sample Units (the “MTM Support File”);

•	Certain lease and property purchase documents for the Units and Properties that were made available in the Data Room or via email, as applicable (the “Source Documents”); and

•	The following Excel files provided for the purposes of performing the electronic comparison and recalculation procedures enumerated in Exhibit 2 (the “Supplemental Data Files”), listed and defined as follows:

○	An Excel file labeled “IH_SFR7_ARBPO Results.xlsx” and a file labeled “report - 2026-03-09T172808.326.pdf” (together, the “BPO Results File”);
○	An Excel file labeled “SFR7 Property Information Report.xlsx” (the “Property Information Report”);
○	An Excel file labeled “Copy of STAR 2026 SFR7 January Data Tape - v6.xlsx” (the “Insurance Support File”);
○	An Excel file labeled “SFR7 AR Aging January 2026.xlsx” (the “AR Report”);
○	An Excel file labeled “SFR7 Capex Support_CV.xlsx” (the “CapEx Support File”);
○	An Excel file labeled “SFR7 HOA Report.xlsx” (the “HOA Support File”);
○	An Excel file labeled “SFR7 Property Tax.xlsx” (the “Taxes Support File”); and
○	An Excel file labeled “SFR7 Section 8.xlsx” (the “Section 8 Support File”).

Procedures Performed

Procedure 1	For each Unit in the Sample, using the information, instruction, and assumptions provided by the Company in relation to Sample Attributes 1 to 3 listed in Exhibit 1, we compared the Sample Lease Attributes, as shown in the Initial Data Tape, with the corresponding information in the applicable Source Documents provided by the Company by the end of the Lease Review Period.

For each Property in the Sample, using the information, instruction, and assumptions provided by the Company in relation to Sample Attributes 4 to 6 listed in Exhibit 1, we compared the Sample Purchase Attributes, as shown in the Initial Data Tape, with the corresponding information in the applicable Source Documents provided by the Company as of the Review Date.

For the purposes of our comparison procedures, we were instructed by the Company to use the logic enumerated in the applicable “Comparison Instructions” section of Exhibit 1.

For each Sample Attribute, for the purposes of our comparison procedures, we were instructed by the Company to use the applicable “Tolerance Level” stated in Exhibit 1 as the maximum acceptable difference. We make no representations regarding the methodologies or assumptions provided to us by the Company.

We compared the Sample Attributes in the Initial Data Tape for Units and Properties in the Sample to the Source Documents and found them to be in agreement, with the exception of the following differences (the “Discrepancies”):

Table 1: Discrepancies

#	Included in the Final Data Tape?	Sample Attribute	Initial Data Tape Value	Source Document Value
8	Yes	Underwritten Rent (Monthly)	$1,890.00	$1,928.00
9	Yes	Underwritten Rent (Monthly)	$2,775.00	$2,858.00
35	Yes	Underwritten Rent (Monthly)	$1,975.00	$2,034.00
87	Yes	Purchase Price	$359,750.00	$359,150.00
91	Yes	Purchase Price	$253,650.00	$242,650.00
95	Yes	Purchase Price	$375,000.00	$374,850.00
97	Yes	Purchase Price	$157,000.00	$137,000.00
162	Yes	Purchase Price	$255,000.00	$253,000.00
218	Yes	Purchase Price	$292,210.00	$391,160.00
268	Yes	Purchase Price	$277,000.00	$275,233.00
270	Yes	Purchase Price	$220,000.00	$217,250.00
294	Yes	Purchase Price	$189,000.00	$188,150.00
311	Yes	Purchase Price	$116,500.00	$116,000.00
370	Yes	Purchase Price	$420,000.00	$419,000.00

Procedure 2	In the Final Data Tape, we identified 23 Units where the Month-to-Month data attribute was equal to “Y”. Of these 23 Units, 7 of the Units (the “Month-to-Month Sample Units”) were part of the Sample. Using the MTM Support File provided by the Company, the Final Data Tape, and the methodology provided by the Company, we observed that for each of the Month-to-Month Sample Units:

a)	the Rented (Y/N) data attribute was equal to “Y” in the Final Data Tape;

b)	the Date of Lease Expiration Sample Lease Attribute was prior to the Property Cut-Off Date in the Final Data Tape; and

c)	as indicated in the MTM Support File, the tenant had been charged and paid rent for the month of January 2026, or if rent was unpaid and overdue by more than 30 days as of the Property Cut-Off Date, the Actual Delinquent Amount data attribute was greater than zero in the Final Data Tape.

Based on the procedure performed, we found the Month-to-Month data attribute shown in the Final Data Tape to be in agreement for the Month-to-Month Sample Units.

Procedure 3	For each Unit and Property in the Sample included in the Final Data Tape provided by the Company, we performed the following procedures:

a)	for each Sample Attribute relating to the Discrepancies shown in Table 1, we compared the “Source Document Value” shown in Table 1 to the corresponding Sample Attribute value in the Final Data Tape and found them to be in agreement; and

b)	for each Sample Attribute that did not have a Discrepancy, we compared the Initial Data Tape to the Final Data Tape and found no differences greater than the applicable “Tolerance Level” stated in Exhibit 1.

We make no representations as to the adequacy of the sample size, nor do we draw any conclusions about the entirety of the Data Tapes based on the sample size and results of the procedures performed.

Procedure 4	Using the information, instruction, and assumptions provided by the Company, for each of the Units and Properties represented in the Final Data Tape, we performed the respective procedures for the data fields listed in Exhibit 2. The Company provided the Final Data Tape, Supplemental Data Files, and certain calculation methodologies as identified in Exhibit 2 for the purposes of comparing or recalculating each characteristic and instructed us to use these methodologies for the purpose of our procedures. We make no representations regarding the methodologies or assumptions provided to us by the Company.

In performing this procedure, we received one or more preliminary data files and performed certain procedures as set forth in Exhibit 2. The procedures identified differences, which were communicated to the Responsible Party. The Responsible Party revised one or more of the preliminary data files based on such communicated differences, where they determined it to be appropriate.

We performed this procedure on the Final Data Tape, and we either (i) compared the information in the Final Data Tape to the Supplemental Data Files, as applicable or (ii) compared the recalculated values to the corresponding values in the Final Data Tape, as applicable, and, in each case, found them to be in agreement.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not, conduct an audit or an examination engagement, the objective of which would be the expression of an opinion, or a review engagement, the objective of which would be the expression of a conclusion, on the accuracy of certain attributes of the Units and Properties in the Data Tapes. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

In performing this engagement, we are required to be independent of the Responsible Party and to meet our ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

This report is intended solely for the information and use of the Specified Parties, and is not intended to be and should not be used by anyone other than the Specified Parties.

If a party has obtained, or has access to, this report without having executed an agreement with PwC wherein such party accepts responsibility for the appropriateness of the procedures performed (such party is herein referred to as a “Non-Specified Party”), that Non-Specified Party cannot:

i)	rely upon this report, and any use of this report by that Non-Specified Party is its sole responsibility and at its sole and exclusive risk; and

ii)	acquire any rights or claims against PwC, and PwC assumes no duties or obligations to such Non-Specified Party.

A Non-Specified Party may not disclose or distribute this report or any of the report’s contents to any other party (including but not limited to electronic distribution and/or posting to a website pursuant to Rule 17G-5 of the Securities Exchange Act of 1934).

The procedures enumerated above were performed as of the date of this report, and we disclaim any consideration of any events and circumstances occurring after the date of this report. Further, we have no obligation to update this report because of events occurring, or data or information coming to our attention, subsequent to the date of this report.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
New York, NY

March 10, 2026

Exhibit 1

Sample Attribute 1: Lease Start Date

Tolerance Level: +/- 30 days

Comparison Instructions:

For the purposes of this procedure, for Units where the Month-to-Month data attribute equals “N”, the “Relevant Lease Agreement” is the lease agreement, lease addendum, or lease renewal letter that a) encompasses the Property Cut-Off Date based on the lease start date and lease end date information provided in the applicable Source Document, b) has the most recent lease start date prior to the Property Cut-Off Date (if multiple documents are available that fit this definition), c) was uploaded to the Data Room or provided via email by the end of the Lease Review Period, and d) was signed by both the tenant and property manager on or prior to the Property Cut-Off Date.

For Units where the Month-to-Month data attribute equals “Y”, the “Relevant Lease Agreement” is the lease agreement, lease addendum, or lease renewal letter that a) has the most recent lease start date prior to the Property Cut-Off Date (if multiple documents are available that fit this definition), b) was uploaded to the Data Room or provided via email by the end of the Lease Review Period, and c) was signed by both the tenant and property manager on or prior to the Property Cut-Off Date.

For Units where the Rented (Y/N) data attribute equals “Y”, we compared the Lease Start Date Sample Lease Attribute to information available in the Relevant Lease Agreement.

We make no comment as to the authenticity or validity of any signature.

Sample Attribute 2: Date of Lease Expiration

Tolerance Level: +/- 30 days

Comparison Instructions:

For the purposes of this procedure, for Units where the Month-to-Month data attribute equals “N”, the “Relevant Lease Agreement” is the lease agreement, lease addendum, or lease renewal letter that a) encompasses the Property Cut-Off Date based on the lease start date and lease end date information provided in the applicable Source Document, b) has the most recent lease start date prior to the Property Cut-Off Date (if multiple documents are available that fit this definition), c) was uploaded to the Data Room or provided via email by the end of the Lease Review Period, and d) was signed by both the tenant and property manager on or prior to the Property Cut-Off Date.

For Units where the Month-to-Month data attribute equals “Y”, the “Relevant Lease Agreement” is the lease agreement, lease addendum, or lease renewal letter that a) has the most recent lease start date prior to the Property Cut-Off Date (if multiple documents are available that fit this definition), b) was uploaded to the Data Room or provided via email by the end of the Lease Review Period, and c) was signed by both the tenant and property manager on or prior to the Property Cut-Off Date.

For Units where the Rented (Y/N) data attribute equals “Y”, we compared the Date of Lease Expiration Sample Lease Attribute to information available in the Relevant Lease Agreement.

We make no comment as to the authenticity or validity of any signature.

Sample Attribute 3: Underwritten Rent (Monthly)

Tolerance Level: +/- $30

Comparison Instructions:

For the purposes of this procedure, for Units where the Month-to-Month data attribute equals “N”, the “Relevant Lease Agreement” is the lease agreement, lease addendum, or lease renewal letter that a) encompasses the Property Cut-Off Date based on the lease start date and lease end date information provided in the applicable Source Document, b) has the most recent lease start date prior to the Property Cut-Off Date (if multiple documents are available that fit this definition), c) was uploaded to the Data Room or provided via email by the end of the Lease Review Period, and d) was signed by both the tenant and property manager on or prior to the Property Cut-Off Date.

For Units where the Month-to-Month data attribute equals “Y”, the “Relevant Lease Agreement” is the lease agreement, lease addendum, or lease renewal letter that a) has the most recent lease start date prior to the Property Cut-Off Date (if multiple documents are available that fit this definition), b) was uploaded to the Data Room or provided via email by the end of the Lease Review Period, and c) was signed by both the tenant and property manager on or prior to the Property Cut-Off Date.

For Units where the Rented (Y/N) data attribute equals “Y”, we compared the Underwritten Rent (Monthly) Sample Lease Attribute to information available in the Relevant Lease Agreement.

We make no comment as to the authenticity or validity of any signature.

Sample Attribute 4: Acquisition Type

Tolerance Level: n/a

Comparison Instructions:

1)	If multiple properties are listed in the purchase agreement, settlement statement, or bid receipt, as applicable, compared the Acquisition Type Sample Purchase Attribute to “Bulk”.

2)	If a bid receipt is available for the applicable Property, and only one property is listed in that bid receipt, compared the Acquisition Type Sample Purchase Attribute to “Bid Receipt”.

3)	If a purchase agreement or settlement statement is available for the applicable Property and only one property is listed in that purchase agreement or settlement statement, compared the Acquisition Type Sample Purchase Attribute to “1x1”.

Sample Attribute 5: Acquisition Month, Day and Year

Tolerance Level: +/- 30 days

Comparison Instructions:

1)	If a settlement statement is available, compared the Acquisition Month, Day and Year Sample Purchase Attribute to information available in the settlement statement. If a settlement statement is not available, then

2)	If a bid receipt is available, compared the Acquisition Month, Day and Year Sample Purchase Attribute to information available in the bid receipt. If a bid receipt is not available, then

3)	If a purchase agreement is available, compared the Acquisition Month, Day and Year Sample Purchase Attribute to information available in the purchase agreement.

Sample Attribute 6: Purchase Price

Tolerance Level: +/- $10

Comparison Instructions:

1)	If a settlement statement is available, compared the Purchase Price Sample Purchase Attribute to the “Contract Sales Price” minus any “Seller Credit” plus any “Assignment Fee”, “JV Fee”, and “Partner Fee” shown on the settlement statement. If a settlement statement is not available, then

2)	If a bid receipt is available, compared the Purchase Price Sample Purchase Attribute to information available in the bid receipt. If a bid receipt is not available, then

3)	If a purchase agreement is available, compared the Purchase Price Sample Purchase Attribute to information available in the purchase agreement.

4)	If multiple properties are listed on either a purchase agreement, settlement statement, or bid receipt, and the relevant purchase price information is not disaggregated at the property level, then compared the Purchase Price Sample Purchase Attribute to information available in the applicable bulk sale schedule provided by the Company.

Exhibit 2

Data Field	Procedure	Recalculation Methodology	Data File(s)	Comments
Property Address	Final Data Tape to Supplemental Data File electronic comparison	n/a	BPO Results File (Property Address Line 1)

This comparison was performed without regard to punctuation, symbols, or abbreviations.

The Unit-level address identified in the BPO Results File was compared to the Property Address data attribute for the applicable Property, without regard to Unit identifiers, punctuation, symbols, or abbreviations.

City	Final Data Tape to Supplemental Data File electronic comparison	n/a	BPO Results File (Property City)

This comparison was performed without regard to punctuation, symbols, or abbreviations.

The Unit-level city identified in the BPO Results File was compared to the City data attribute for the applicable Property.

Zip Code	Final Data Tape to Supplemental Data File electronic comparison	n/a	BPO Results File (Property Zip Code)	The Unit-level zip code identified in the BPO Results File was compared to the Zip Code data attribute for the applicable Property.
MSA	Final Data Tape to Supplemental Data File electronic comparison	n/a	Property Information Report (MSA)
State	Final Data Tape to Supplemental Data File electronic comparison	n/a	BPO Results File (Property State)	The Unit-level state identified in the BPO Results File was compared to the State data attribute for the applicable Property.
Purchase Price	Final Data Tape to Supplemental Data File electronic comparison & Recalculate and compare

Comparison: for each Unit, compared the value in the Purchase Price data field in the Final Data Tape to the corresponding value in Purchase Price data field in the Property Information Report.

Recalculation: for each 2-4 Unit Property, the sum of the underlying Units in the 2-4 Unit Property.

Property Information Report (Purchase Price) Final Data Tape (Purchase Price, Property Type)

Data Field	Procedure	Recalculation Methodology	Data File(s)	Comments
Closing Cost	Final Data Tape to Supplemental Data File electronic comparison & Recalculate and compare

Comparison: for each Unit, compared the value in the Closing Cost data field in the Final Data Tape to the corresponding value in Closing Cost data field in the Property Information Report.6

Recalculation: for each 2-4 Unit Property, the sum of the underlying Units in the 2-4 Unit Property.

Property Information Report (Closing Cost) Final Data Tape (Closing Cost, Property Type)
Total Capital Expenditures	Final Data Tape to Supplemental Data File electronic comparison & Recalculate and compare

Comparison: for each Property, compared the value in the Total Capital Expenditures data field in the Final Data Tape to the corresponding value in Total CapEx Expenditures data field in the CapEx Support File.

Recalculation: for each Unit in a 2-4 Unit Property, the proportional Property-level Total CapEx Expenditures shown in the CapEx Support File based on the square footage of each Unit of the 2-4 Unit Property as shown in the Total Square Feet data field in the Final Data Tape.

CapEx Support File (Total CapEx Expenditures) Final Data Tape (Total Capital Expenditures, Property Type, Total Square Feet)
Total Cost (Post Rehab)	Recalculate and compare	Recalculation: Purchase Price + Closing Cost + Total Capital Expenditures	Final Data Tape (Purchase Price, Closing Cost, Total Capital Expenditures)
Cut-off Date Value	Final Data Tape to Supplemental Data File electronic comparison & Recalculate and compare

Comparison: for each Unit, compared the value in the Cut-off Date Value data field in the Final Data Tape to the corresponding value in Appraiser As-Is Value data field in the BPO Results File.

Recalculation: for each 2-4 Unit Property, the sum of the underlying Units in the 2-4 Unit Property.

BPO Results File (Appraiser As-Is Value) Final Data Tape (Property Type, Cut-off Date Value)

Data Field	Procedure	Recalculation Methodology	Data File(s)	Comments
Cut-off Date Value as-of Date	Final Data Tape to Supplemental Data File electronic comparison & Recalculate and compare

Comparison: for each Unit, compared the date in the Cut-off Date Value as-of Date data field in the Final Data Tape to the corresponding date in Order Complete Date data field in the BPO Results File.

Recalculation: for each 2-4 Unit Property, the latest date in the Cut-off Date Value as-of Date for the underlying Units in the 2-4 Unit Property.

			BPO Results File (Order Complete Date) Final Data Tape (Property Type, Cut-off Date Value as-of Date)	The date in the BPO Results File was rounded to the nearest integer.
Traditional BPO Value	Final Data Tape to Supplemental Data File electronic comparison & Recalculate and compare

Comparison: for each Unit in a Single Unit Property, compared the value in the Traditional BPO Value data field in the Final Data Tape to the corresponding value in As-Is Market Value data field in the BPO Results File.

Recalculation For each Unit in a 2-4 Unit Property, the proportional Property-level As-Is Market Value shown in the BPO Results File based on the square footage of each Unit of the 2-4 Unit Property as shown in the Total Square Feet data field in the Final Data Tape.

Recalculation For each 2-4 Unit Property, the sum of the underlying Units in the 2-4 Unit Property.

BPO Results File (As-Is Market Value) Final Data Tape (Traditional BPO Value, Property Type, Total Square Feet)
Traditional BPO Value as-of Date	Final Data Tape to Supplemental Data File electronic comparison & Recalculate and compare

Comparison: for each Unit, compared the date in the Traditional BPO Value as-of Date data field in the Final Data Tape to the corresponding date in Temp Complete Date data field in the BPO Results File.

Recalculation: for each 2-4 Unit Property, the latest date in the Traditional BPO Value as-of Date for the underlying Units in the 2-4 Unit Property.

			BPO Results File (Temp Complete Date) Final Data Tape (Property Type, Traditional BPO Value as-of Date)	The date in the BPO Results File was rounded to the nearest integer.

Data Field	Procedure	Recalculation Methodology	Data File(s)	Comments
Remaining Lease Term (months)	Recalculate and compare	Recalculation: (Date of Lease Expiration - Property Cut-Off Date) / 30	Final Data Tape (Date of Lease Expiration, Rented (Y/N), Month-to-Month)

This recalculation was performed only for each Unit in the Final Data Tape.

For unrented Units, the Remaining Lease Term (months) data attribute was recalculated to be “N/A”.

For MTM Units, the Remaining Lease Term (months) data attribute was recalculated to be zero.

The result of this recalculation was rounded to two decimal places.

Original Length of Lease (Months)	Recalculate and compare	Recalculation: (Date of Lease Expiration - Lease Start Date) / 30	Final Data Tape (Date of Lease Expiration, Lease Start Date, Rented (Y/N))

This recalculation was performed only for each Unit in the Final Data Tape.

For unrented Units, the Original Length of Lease (Months) data attribute was recalculated to be “N/A”.

The result of this recalculation was rounded to two decimal places.

Section 8	Final Data Tape to Supplemental Data File electronic comparison	n/a	Section 8 Support File (SFR7)

This comparison was performed only for each Unit in the Final Data Tape.

For unrented Units, the Section 8 data attribute was compared to “N/A”.

If a Unit was not included in the Section 8 Support File, the Section 8 data attribute in the Final Data Tape was compared to “N”.

Data Field	Procedure	Recalculation Methodology	Data File(s)	Comments
Actual Contractual Rent (Annual)	Recalculate and compare	Recalculation: Underwritten Rent (Monthly) * 12	Final Data Tape (Underwritten Rent (Monthly), Rented (Y/N))	This recalculation was performed only for each Unit in the Final Data Tape. For unrented Units, the Actual Contractual Rent (Annual) data attribute was recalculated to be “N/A”.
Underwritten Annual Rent	Recalculate and compare	Recalculation: Underwritten Rent (Monthly) * 12	Final Data Tape (Underwritten Rent (Monthly))	This recalculation was performed only for each Unit in the Final Data Tape.
Underwritten Annual Other Income	Recalculate and compare	Recalculation: Underwritten Annual Rent * 3.79%	Final Data Tape (Underwritten Annual Rent)	This recalculation was performed only for each Unit in the Final Data Tape. The result of this recalculation was rounded to two decimal places.
Underwritten Annual Gross Revenue	Recalculate and compare	Recalculation: Underwritten Annual Rent + Underwritten Annual Other Income	Final Data Tape (Underwritten Annual Rent, Underwritten Annual Other Income)	This recalculation was performed only for each Unit in the Final Data Tape.
Delinquent Amount	Recalculate and compare	Recalculation: (Underwritten Annual Gross Revenue + Concessions & Concessions of Free Rent + Underwritten Annual Vacancy) * -1.3%	Final Data Tape (Underwritten Annual Gross Revenue, Concessions & Concessions of Free Rent, Underwritten Annual Vacancy)

This recalculation was performed only for each Unit in the Final Data Tape.

The result of this recalculation was rounded to two decimal places.

For the avoidance of doubt, the Concessions & Concessions of Free Rent and Underwritten Annual Vacancy data attributes are shown as negative values in the Final Data Tape.

Data Field	Procedure	Recalculation Methodology	Data File(s)	Comments
Concessions & Concessions of Free Rent	Recalculate and compare	Recalculation: (Underwritten Annual Rent + Underwritten Annual Vacancy) * -0.12%	Final Data Tape (Underwritten Annual Rent, Underwritten Annual Vacancy)

This recalculation was performed only for each Unit in the Final Data Tape.

For the avoidance of doubt, the Underwritten Annual Vacancy data attribute is shown as a negative value in the Final Data Tape.

The result of this recalculation was rounded to two decimal places.

Underwritten Annual Vacancy	Recalculate and compare	Recalculation: Underwritten Annual Gross Revenue * -3%	Final Data Tape (Underwritten Annual Gross Revenue)	This recalculation was performed only for each Unit in the Final Data Tape. The result of this recalculation was rounded to two decimal places.
Underwritten Effective Gross Income	Recalculate and compare	Recalculation: Underwritten Annual Gross Revenue + Delinquent Amount + Concessions & Concessions of Free Rent + Underwritten Annual Vacancy	Final Data Tape (Underwritten Annual Gross Revenue, Delinquent Amount, Concessions & Concessions of Free Rent, Underwritten Annual Vacancy)

This recalculation was performed only for each Unit in the Final Data Tape.

For the avoidance of doubt, the Delinquent Amount, Concessions & Concessions of Free Rent, and Underwritten Annual Vacancy data attributes are shown as negative values in the Final Data Tape.

Underwritten Annual Repairs and Maintenance	Recalculate and compare	Recalculation: $1,431.28 per Unit	n/a	This recalculation was performed only for each Unit in the Final Data Tape.
Underwritten Annual Marketing and Leasing Costs	Recalculate and compare	Recalculation: if(Sub-Manager = “Mynd”, (35% * max($750, 60% * Underwritten Rent (Monthly))) + (65% * max($350, 15% * Underwritten Rent (Monthly))), if(Sub-Manager = “Invitation Homes”, $0))	Final Data Tape (Sub-Manager, Underwritten Rent (Monthly))	This recalculation was performed only for each Unit in the Final Data Tape. The result of this recalculation was rounded to two decimal places.

Data Field	Procedure	Recalculation Methodology	Data File(s)	Comments
Underwritten Annual Turnover Costs	Recalculate and compare	Recalculation: $881.27 per Unit	n/a	This recalculation was performed only for each Unit in the Final Data Tape.
Underwritten Annual Property Management Fee	Recalculate and compare

Recalculation:

if(Sub-Manager = “Mynd”, Underwritten Effective Gross Income * 6.5%,

if(Sub-Manager = “Invitation Homes”, (Underwritten Effective Gross Income - Underwritten Annual Other Income) * 8.5%))

			Final Data Tape (Sub-Manager, Underwritten Effective Gross Income, Underwritten Annual Other Income)	This recalculation was performed only for each Unit in the Final Data Tape. The result of this recalculation was rounded to two decimal places.
Underwritten Annual Real Estate Taxes	Final Data Tape to Supplemental Data File electronic comparison	n/a	Taxes Support File (2024 Property Tax Payments)	This comparison was performed only for each Unit in the Final Data Tape.
Underwritten Annual HOA Fees	Final Data Tape to Supplemental Data File electronic comparison	n/a	HOA Support File (Total Estimated Annual HOA Dues)

This comparison was performed only for each Unit in the Final Data Tape.

If a Unit was not included in the HOA Support File, the Underwritten Annual HOA Fees data attribute in the Final Data Tape was compared to zero.

Underwritten Annual Insurance Costs	Final Data Tape to Supplemental Data File electronic comparison	n/a	Insurance Support File (Total Premium)	This comparison was performed only for each Unit in the Final Data Tape. The values from the Insurance Support File were rounded to two decimal places.
Underwritten Other Expense	Recalculate and compare	Recalculation: $269.00 per Unit	n/a	This recalculation was performed only for each Unit in the Final Data Tape.

Data Field	Procedure	Recalculation Methodology	Data File(s)	Comments
Total Annual Underwritten Expenses	Recalculate and compare	Recalculation: Underwritten Annual Repairs and Maintenance + Underwritten Annual Marketing and Leasing Costs + Underwritten Annual Turnover Costs + Underwritten Annual Property Management Fee + Underwritten Annual Real Estate Taxes + Underwritten Annual HOA Fees + Underwritten Annual Insurance Costs + Underwritten Other Expense	Final Data Tape (Underwritten Annual Repairs and Maintenance, Underwritten Annual Marketing and Leasing Costs, Underwritten Annual Turnover Costs, Underwritten Annual Property Management Fee, Underwritten Annual Real Estate Taxes, Underwritten Annual HOA Fees, Underwritten Annual Insurance Costs, Underwritten Other Expense)	This recalculation was performed only for each Unit in the Final Data Tape.
Underwritten Annual Net Operating Income	Recalculate and compare	Recalculation: Underwritten Effective Gross Income - Total Annual Underwritten Expenses	Final Data Tape (Underwritten Effective Gross Income, Total Annual Underwritten Expenses)	This recalculation was performed only for each Unit in the Final Data Tape.
Underwritten Annual CapEx Reserve	Recalculate and compare	Recalculation: $750.00 per Unit	n/a	This recalculation was performed only for each Unit in the Final Data Tape.
Underwritten Annual Net Cash Flow	Recalculate and compare	Recalculation: Underwritten Annual Net Operating Income - Underwritten Annual CapEx Reserve	Final Data Tape (Underwritten Annual Net Operating Income, Underwritten Annual CapEx Reserve)	This recalculation was performed only for each Unit in the Final Data Tape.
Tenant Delinquent Stage	Final Data Tape to Supplemental Data File electronic comparison	n/a	AR Report (Delinquent Status) Final Data Tape (Rented (Y/N))

This comparison was performed only for each Unit in the Final Data Tape.

If a Unit was not included in the AR Report, the Tenant Delinquent Stage data attribute in the Final Data Tape was compared to “Current”.

For unrented Units, the Tenant Delinquent Stage data attribute was compared to “N/A”.

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